UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2004

Bowne & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Hudson Street, New York, New York		10014
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-924-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 27, 2004, following a broad search process considering external and internal candidates, the Board of Directors of Bowne & Co., Inc., announced the selection of Philip E. Kucera as Chief Executive Officer and David J. Shea as President and Chief Operating Officer. Both will continue to serve as Directors on the company’s Board of Directors.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.

October 27, 2004	By:	Scott L. Spitzer

Name: Scott L. Spitzer
Title: Senior Vice President, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99	Press Release dated October 27, 2004 of Bowne & Co., Inc.